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                                                                   EXHIBIT 10.19


                       FIFTH AMENDMENT TO LEASE AGREEMENT

         THIS FIFTH AMENDMENT TO LEASE AGREEMENT is made and entered into by and between Gordon E. Inman, a citizen and resident of Franklin, Tennessee, with an address for purposes of this Fifth Amendment to Lease Agreement of Public Square, Franklin, Tennessee, 37064 (hereinafter referred to as "Lessor"), and Franklin Financial Corporation, that certain banking holding company organized under the laws of the State of Tennessee, which operates as Franklin National Bank and also with an address for purposes of this Fifth Amendment to Lease Agreement of Public Square, Franklin, Tennessee, 37064 (hereinafter collectively referred to as "Lessee" and is entered into pursuant to the following terms, conditions and provisions.

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee entered into certain contractual agreements pertaining to the location of Lessee upon and within various properties owned by lessor in Franklin, Williamson County, Tennessee; and

         WHEREAS, more particularly Lessor and Lessee entered into a Lease Agreement as pertains to the demised premises located at 230 Public Square (Building One), and 218 A and B Public Square (collectively Building Two), Franklin, Williamson County, Tennessee (hereinafter referred to as the "Lease Agreement"), being dated January 5, 1989, and reference to which is hereby made; and

         WHEREAS, Lessor and Lessee also entered into a Ground Lease Agreement as pertains to the lease of ground space with a physical address of 216 A and B East Main Street, Franklin, Williamson County, Tennessee (hereinafter referred to as the "Ground Lease Agreement") such also being executed on January 5, 1989, and reference to which is hereby made; and

         WHEREAS, Lessor and Lessee entered into an Agreement pertaining to the demolition of certain building located at 216 A and B East Main Street (hereinafter referred to as the "Demolition Agreement"), such also being executed on January 5, 1989, and reference to which is hereby made; and

         WHEREAS, Lessor and Lessee entered into a certain First Amendment to Lease Agreement which memorialized the leasing by Lessee from Lessor of additional lease space consisting of a portion of an additional building owned by Lessor located at 232 Public Square, said additional space consisting of 836 square feet, and said



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First Amendment to Lease Agreement (hereinafter referred to as the "First
Amendment") being dated May 18, 1989, reference to which is hereby made; and

         WHEREAS, Lessor and Lessee entered into a certain Second Amendment to Lease Agreement which memorialized the leasing by Lessee from Lessor of additional space consisting of a portion of an additional building owned by Lessor located at 232 Public Square (also referred to as the 229-232 Public Square Building), said additional space consisting of 2,605 square feet, and said Second Amendment to Lease Agreement (hereinafter referred to as the "Second Amendment") being dated December 3, 1990, reference to which is hereby made; and

         WHEREAS Lessor and Lessee entered into a certain Third Amendment to Lease Agreement which memorialized the leasing by Lessee from Lessor of additional lease space consisting of 2,061 square feet in the adjoining building known as 232 Public Square, but also referred to as the 229-232 Public Square Building, and from time to time referred to as the Alexander Building, and said Third Amendment to Lease Agreement (hereinafter referred to as the "Third Amendment") being dated May 15, 1993, reference to which is hereby made; and

         WHEREAS, Lessor and Lessee entered into a Fourth Amendment to Lease Agreement which memorialized the leasing by lessee from Lessor of additional lease space consisting of 9,311 square feet in the building known as 210 East Main Street, Franklin, Tennessee, and said Fourth Amendment to Lease Agreement (hereinafter referred to as the "Fourth Amendment") being dated May 1, 1997, reference to which is hereby made; and

         WHEREAS, Lessee has now requested of Lessor the opportunity of leasing further additional space from Lessor this time consisting of 3,959 square feet in the building and a contiguous parking lot consisting of approximately twenty-five (25) parking spaces known as 110 3rd Avenue North, Franklin, Tennessee; and

         WHEREAS, the parties hereto wish to memorialize the terms and provisions under which the "Further Additional Lease Space" shall be leased by Lessee from Lessor, and how the rental by Lessee of said "Further Lease Space" will modify the terms and provisions of the original Lease Agreement dated January 5, 1989, as amendment by First Amendment dated May 18, 1989, by Second Amendment dated December 3, 1990, Third Amendment dated May 15, 1993, and Fourth Amendment dated May 1, 1997;




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         NOW THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the monetary sums to be paid hereunder and also based upon the mutual covenants and conditions hereinafter recited, the parties agree as follows:

         1. Lessor hereby agrees to lease unto Lessee 3,959 additional square feet in the building known as 110 3rd Avenue North, Franklin, Tennessee, to include approximately twenty-five (25) parking spaces, said additional demised premises depicted on drawing attached hereto and made Exhibit L hereto.

         2. The applicable rental for this "Further Additional Space" shall be $59,385.00 per annum, calculated attached hereto as Exhibit M, said amount to be added to the now current lease rental payments being made by Lessee unto Lessor under the original Lease Agreement, and as amended by First, Second, Third and Fourth Amendments thereto, and with said payments to be made in the same time increments as are now being made with regard to rental payments.

         3. The rental increase formula set forth in the original Lease in relationship to the Consumer Price Index shall also apply to the "Further Additional Lease Space". The CPI-U Index for May, 1998 shall be the denominator and the numerator shall be the month of April immediately preceding the commencement of the Lease Year in question for the purpose of calculating the rental increase under this Fifth Amendment to Lease Agreement.

         4. The effective date of the lease of the "Further Additional Lease Space" shall be April 6, 1998; however, for purposes of calculating rental increases under this Fifth Amendment to Lease Agreement, May 1, 1998, shall be the effective date for the purpose of establishing the numerator as the month of April immediately preceding the commencement of the lease year in question.

         5. All of Lessee's obligations pertaining to insurance, taxes and utilities shall be applicable to this "Further Additional Lease Space" on the same basis applicable to the original demised premises, and as increased and made applicable to the "Additional Lease Space" under the First, Second, Third and Fourth Amendments to the Lease Agreement, and as now further increased as pertains to the "Further Additional Lease Space".

         6. Except as specifically modified, altered, or amended herein, the terms and provisions of the Lease Agreement originally entered into by and between Lessor and Lessee on January 5, 1989, and as amended through First Amendment to Lease Agreement dated may 18, 1989, Second Amendment to Lease Agreement dated December 3,


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1990, Third Amendment to Lease Agreement dated May 15, 1993 and Fourth Amendment to Lease Agreement dated May 1, 1997 shall remain in full force and effect.

         7. The terms and provisions of this Fifth Amendment to Lease Agreement shall inure to and be binding upon the parties hereto, their respective heirs, successors and assigns.

         IN WITNESS WHEREOF, THE FIFTH AMENDMENT TO LEASE AGREEMENT has been executed by Gordon E. Inman (in his capacity as Lessor) and by Franklin Financial Corporation by and through its duly authorized representative, J. Myers Jones as President of Franklin National Bank (in its capacity of Lessee) on the date appearing across from their respective signatures, and with an effective date hereof to be the first date of execution by the party.

LESSOR:

/s/Gordon E. Inman                                       April 6, 1998
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GORDON E. INMAN                                             DATE

LESSEE:

Franklin Financial Corporation
and Franklin National Bank

/s/Richard Herrington                                    April 6, 1998
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RICHARD HERRINGTON, PRESIDENT                               DATE

FRANKLIN FINANCIAL CORPORATION

/s/J. Myers Jones                                        April 6, 1998
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J. MYERS JONES, PRESIDENT                                   DATE

FRANKLIN NATIONAL BANK